                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 3, 1996

                       Chemical Mortgage Securities, Inc.
                   (Issuer in respect of Multi-Class Mortgage
                    Pass-Through Certificates, Series 1996-1)
                          (Exact name of registrant as
                            specified in its charter)

       New York                     33-68724                13-3436103
     ------------                 ------------          ------------------
   (State or other                (Commission              (IRS Employer
   jurisdiction of                File Number)          Identification No.)
   incorporation)

     270 Park Avenue, New York, New York                     10017
   ----------------------------------------                ----------
   (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (212) 834-5316
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                                       -3-

Item 5.   Other Events.

On or about May 28, 1996, interest and principal, in accordance with the Pooling and Servicing Agreement dated as of January 1, 1996 (the "Agreement"), among Chemical Mortgage Securities, Inc., Chemical Residential Mortgage Corporation, as the master servicer, and The First National Bank of Chicago as Trustee (the "Trustee"), were distributed to holders of the MultiClass Mortgage Pass-Through Certificates, Series 1996-1 evidencing the entire beneficial ownership interest in a trust fund consisting of a segregated pool of conventional one- to four-family fixed rate first-lien mortgage loans. A copy of the Monthly Report, prepared pursuant to the Agreement, was furnished to the Trustee in accordance with the Agreement. A copy of the Monthly Report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits.
            ---------

            Exhibit No.                             Description
            -----------                             -----------
               20.1                        Monthly Report for the month ended
                                           April 30, 1996.

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                                       -4-

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 3, 1996

                                  CHEMICAL MORTGAGE SECURITIES, INC.

                                  by:  /s/Louis D. Violante
                                       ----------------------------------------
                                       Name: Louis D. Violante
                                       Title: Chief Financial Officer
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                                       -5-

                                INDEX TO EXHIBITS


      Exhibit No.                Description                     Page
      -----------                -----------                     ----
         20.1             Monthly Report for the month            5
                          ended April 30, 1996